2016 First Quarter Earnings April 22, 2016

Safe Harbor Statement 2 4/22/2016 Forward-Looking Statements Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments; and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

3 Creating Regional Bank Franchise in SE Growth Markets 4/22/2016 CommunityOne* Capital Bank * Subject to regulatory approval. *

4 Commitment to Profitability and Returns 4/22/2016 See reconciliation of non-GAAP measures in appendix. Core ROTCE Core ROA 0.91% 1.10% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 8.0% Double- digit 0% 2% 4% 6% 8% 10% 12% 14%

5 First Quarter Highlights ■ Reported EPS of $0.22 and core EPS of $0.38, up 41% y/y ■ Generated $296 million in new loans, up 9% y/y ex prime auto ■ Grew core deposits by $213 mm, up 21% annualized ■ Drove core noninterest expense down 10% y/y and held core efficiency ratio to 61.6% ■ Shareholder approvals received and integration planning on track for CommunityOne 4/22/2016 See reconciliation of non-GAAP measures in appendix.

First Quarter Financial Summary 6 4/22/2016 See reconciliation of non-GAAP measures in appendix. ■ Net interest income decreased by $0.7 million sequentially on 6 bps of NIM compression, but is up $1.6 mm y/y ■ $1.4 mm provision for new loan production ■ Excluding FDIC loss-share charges, non- interest income was largely stable ■ Core noninterest expense up sequentially on seasonal accruals, but down 10% y/y ■ Tangible book value rose by $0.24 to $19.77 ($ mm's except per share data, growth rates, and metrics) 1Q16 4Q15 1Q15 Net interest income 61.4 -1% 3% Provision (reversal) 1.4 26% -263% Non-interest income 2.6 -76% -74% Non-interest expense 46.9 -2% -11% Pretax income 15.6 -34% -12% Net income 9.8 -34% -14% Per share $0.22 -33% -6% Adjustments 7.0 NM NM Core Net Income 16.9 -8% 30% Per share $0.38 -7% 41% Key Metrics 1Q16 4Q15 1Q15 Net interest margin 3.64% 3.70% 3.96% Core fee ratio 16.1% 14.5% 14.1% Core efficiency ratio 61.6% 58.9% 71.9% Core ROA 0.91% 1.00% 0.76% Core ROTCE 8.0% 8.7% 5.8% % change Non-core adjustments detail $ 000s Indemnification asset termination 9,178 Conversion, merger, and restructuring 1,904 Securities gains (40) Total pre-tax 11,042 Tax effect of adjustments (3,999) Total after-tax 7,043

New Loan Production Up 9% y/y ex Auto 7 4/22/2016 New Loans by Geography New Loans by Product - ex Prime Auto $ mm’s $ mm’s Includes loan purchases of $8 mm, $43 mm, $14 mm, and $33 mm in 1Q16, 4Q15, 3Q15, and 2Q15, respectively 92 161 155 145 75 138 200 234 199 141 86 128 101 143 80 1Q15 2Q15 3Q15 4Q15 1Q16 Florida Carolinas Tennessee 139 210 59 212 145 65 91 126 98 89 68 123 121 126 62 $272 $424 $406 $436 $296 1Q15 2Q15 3 15 4Q15 1Q16 Commercial CRE Consumer Prime Auto

Strong Quarter for Core Deposit Growth 8 4/22/2016 Cost of Deposits Deposit Balances $ mm’s 0.34% 0.36% 0.39% 0.40% 0.42% 0.15% 0.15% 0.15% 0.15% 0.17% 0.38% 0.39% 0.40% 0.40% 0.42% 1Q15 2Q15 3Q15 4Q15 1Q16 Total Core Contractual 1,115 1,132 1,099 1,121 1,191 1,405 1,367 1,252 1,383 1,402 1,416 1,471 1,364 1,459 1,583 1,428 1,522 1,851 1,897 1,764 5,364 5,492 5,566 5,860 5,940 1Q15 2Q15 3Q15 4Q15 1Q16 Noninterest demand NOW Savings & Money Market Time / Other Q/Q Annualized 34% 6% 24% -28% 5% 21% Note: Core deposits include noninterest demand, NOW, and savings & money market, excluding brokered deposits.

NIM Compresses 6 bps to 3.64% 9 4/22/2016 Net Interest Margin (NIM) See reconciliation of non-GAAP measures in appendix. 3.96% 3.94% 3.82% 3.70% 3.64% 3.26% 3.25% 3.19% 3.21% 3.16% 1Q15 2Q15 3Q15 4Q15 1Q16 GAAP NIM Contractual NIM Yields and Cost of Funds 0.45% 0.46% 0.47% 0.47% 0.51% 4.88% 4.87% 4.71% 4.55% 4.52% 2.06% 2.05% 2.14% 2.25% 2.32% 1Q15 2Q15 3Q15 4Q15 1Q16 Loans Investments Cost of Funds

Non-interest Income Largely Stable 10 4/22/2016 Core Non-interest Income, excluding FDIC Expense $ mm’s See reconciliation of non-GAAP measures in appendix. Core Non-interest Income Detail $ mm’s 4.7 5.2 5.5 4.9 4.8 3.0 3.2 3.1 3.0 3.1 1.0 1.1 0.9 0.6 0.5 1.1 1.3 1.0 0.9 1.0 2.5 2.2 2.4 2.7 2.3 12.3 12.9 12.9 12.1 11.7 1Q15 2Q15 3Q15 4Q15 1Q16 Service Charges Debit Card Investment Advisory Mortgage Other 1Q15 4Q15 1Q16 Services charges on deposits 4.7 4.9 4.8 Debit card income 3.0 3.0 3.1 Fees on mortgage loans sold 1.1 0.9 1.0 Investment advisory and trust fees 1.0 0.6 0.5 Other 2.5 2.7 2.3 Core Non-interest Income ex FDIC expense 12.3 12.1 11.7

Core noninterest Expense Down 10% Y/Y 11 4/22/2016 Non-interest Expense $ mm’s See reconciliation of non-GAAP measures in appendix. Core Efficiency Ratio 47.9 46.5 45.7 42.8 45.0 52.6 49.5 48.3 47.8 46.9 1Q15 2Q15 3Q15 4Q15 1Q16 Non-core adjustments REO expense Core non-interest expense, before REO 61.6% 40% 45% 50% 55% 60% 65% 70% 75% 80% Target 60%

Liquidity and Capital Ratios Remain Strong 12 4/22/2016 ■ The company repurchased 148k shares of stock during 1Q ■ Cumulative 23% of shares retired since going public ■ Modified duration of investments was 4.7 years at March 31, 2016, up from 4.6 years at December 31, 2015 Tier 1 Leverage Ratio1 (1) 1Q16 capital ratio is preliminary. Liquidity 14.4% 14.7% 13.6% 12.7% 12.5% 1Q15 2Q15 3Q15 4Q15 1Q16 Cash / Equivalents 14% Agency MBS 44% Agency CMBS 24% Agency CMO 8% Corporate Bonds 5% Trust Preferred 3% SBA / Other 1% Muni 1%

New Loan Portfolio Performing Strongly 13 4/22/2016 New Loan Portfolio Credit Metrics Past Dues & Nonaccruals 1Q15 4Q15 1Q16 Criticized 0.37% 0.51% 0.25% Classified Performing 0.28% 0.31% 0.55% Classified Nonperforming 0.22% 0.11% 0.11% Total Criticized/Classified 0.87% 0.93% 0.91% NCOs, Annualized 0.13% 0.22% 0.17% 0.11% 0.14% 0.11% 0.11% 0.09% 0.22% 0.19% 0.17% 0.11% 0.11% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 1Q15 2Q15 3Q15 4Q15 1Q16 Past Due Non-Accruals

Special Assets Down 75% Since 2012 14 4/22/2016 Special Assets Nonperforming Loans / Total Loans $ mm’s Legacy Credit Expenses $ mm’s 7.7% 5.8% 2.6% 1.2% 1.2% 2012 2013 2014 4Q15 1Q16 832 577 349 224 201 154 129 78 53 49 986 706 427 277 250 2012 2013 2014 4Q15 1Q16 Loans REO -75% Q15 4Q 5 1Q16 Provision (reversal) on legacy loans (1.9) (1.2) - FDIC indemnification asset expense 2.4 1.5 - OREO valuation expense 1.4 0.3 0.5 (Gains) losses on sales of OREO - (0.8) (0.7) Foreclosed asset related expense 0.7 0.4 0.3 Loan workout expense 0.6 0.7 0.2 Salaries and employee benefits 0.8 0.6 0.5 Total legacy credit expense 4.0 1.5 0.8

HELOC/Jr Lien 6.5% Consumer / Other 10.0% CRE 21.6% Commercial 43.9% 1-4 Resi 18.0% C&D Carolinas C&D FL C&D TN Multifamily Carolinas - Office Carolinas - Retail Carolinas - Industrial Carolinas - OtherFL - Retail FL - Office FL - Hotel FL - Other TN - Office TN - Industrial TN - Retail TN - Other Prudent CRE Exposure in Loan Portfolio 15 4/22/2016 CRE Portfolio Total Loan Portfolio CRE Loan Types as % of Total Loan Portfolio C&D Office Retail Industrial Other Multifamily Total Carolinas 3.8% 3.3% 1.6% 1.1% 3.0% 0.9% 13.6% FL 1.1% 0.5% 1.0% 0.0% 2.6% 0.2% 5.6% TN 0.3% 0.5% 0.3% 0.5% 0.7% 0.2% 2.4% Total 5.2% 4.3% 2.9% 1.6% 6.3% 1.3% 21.6% Non-owner Occupied

16 Capital Bank Investment Highlights ■ Experienced management team with institutional track record ■ Positioned in Southeastern growth markets ■ Disciplined and sustainable growth story ■ Focused on deploying capital and improving profitability ■ Attractive valuation 4/22/2016

Appendix 17 4/22/2016

Reconciliation of Core Noninterest Income / Expense

$ 000's

	1Q16	4Q15	3Q15	2Q15	1Q15
Net interest income	$61,367	$62,078	$61,637	$60,685	$59,729
Reported non-interest income	2,566	10,597	11,418	10,363	9,920
Less: Securities gains (losses), net	40	54	(43)	(57)	90
Less: Termination of loss share	(9,178)	–	–	–	–
Core non-interest income	**$11,704**	**$10,543**	**$11,461**	**$10,420**	**$9,830**
Reported non-interest expense	$46,938	$47,756	$48,346	$49,502	$52,647
Less: Stock-based compensation expense	–	–	–	–	95
Contingent value right expense	–	–	–	4	116
Severance expense	75	–	63	14	111
Loss on extinguishment of debt	–	–	–	1,438	–
Conversion costs and merger	1,107	33	–	–	–
Legal merger non deductible	580	–	–	–	–
Restructuring expense	142	–	23	178	2,341
Contract termination	–	4,215	–	–	–
Conversion and severance expenses (conversion and merger expenses and salaries and employee benefits)	–	704	–	–	–
Core non-interest expense	**$45,034**	**$42,804**	**$48,260**	**$47,868**	**$49,984**
Core Fee Ratio*	**16.1%**	**14.5%**	**15.7%**	**14.7%**	**14.1%**
Efficiency Ratio**	**73.4%**	**65.7%**	**66.2%**	**69.7%**	**75.6%**
Core Efficiency Ratio***	**61.6%**	**58.9%**	**66.0%**	**67.3%**	**71.9%**

* Core Fee Ratio: Core non-interest income / (Net interest income + Core non-interest income)

** Efficiency Ratio: Non-interest expense / (Net interest income + Non-interest income)

***Core Efficiency Ratio: Core non-interest expense / (Net interest income + Core non-interest income)

4/22/2016

18

Reconciliation of Core Net Income 19 4/22/2016 $ 000's Quarter Quarter Quarter Quarter Quarter Quarter Ended Ended Ended Ended Ended Ended 1Q16 1Q16 4Q15 4Q15 1Q15 1Q15 $9,840 $9,840 $15,021 $15,021 $11,389 $11,389 Pre-Tax After-tax Pre-Tax After-tax Pre-Tax After-tax Non-Interest Income 9,178 5,670 - - - - Security losses / (gains)* (40) (25) (54) (33) (90) (55) Non-Interest Expense - - - - 95 58 - - - - 116 72 75 46 - - 111 68 142 88 32 20 2,341 1,444 1,107 684 33 20 - - 580 580 673 673 - - - - 4,215 2,594 - - Tax effect of adjustments* (3,999) NA (1,625) NA (986) NA 16,883 16,883 18,295 18,295 12,976 12,976 Average Assets $7,450,422 $7,332,516 $6,854,322 Tangible Common Equity $848,305 $836,643 $901,884 ** ROA 0.53% 0.82% 0.66% *** Core ROA 0.91% 1.00% 0.76% **** Core ROTCE 8.0% 8.7% 5.8% * Tax effected at an income tax rate of 38.0% ** ROA: Annualized net income / average assets *** Core ROA: Annualized core net income / average assets **** Core ROTCE: Annualized core net income / tangible common equity Core Net Income Stock-based compensation expense* Contingent Value Right expense Termination of loss share agreement Contract termination Severance expense * Net income Adjustments Restructuring expense* Conversion costs and merger tax deductible* Legal merger non deductible

Tangible Book Value 20 4/22/2016 (In thousands, except per share data) March 31, 2016 Total common shareholders' equity $996,993 Intangibles, net of taxes 143,304 Tangible book value* $853,689 Common shares outstanding 43,189 Tangible book value per share $19.77 * Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

Contractual Net Interest Margin 21 4/22/2016 (1) Excludes purchase accounting adjustments $ 000s Average Earning Assets Net Interest Income Net Interest Margin March 31, 2016 Reported 6,832,335 69,891 3.64% Purchase accounting impact (44,537) 8,171 0.48% Contractual Net Interest Margin (1) 3.16% December 31, 2015 Reported 6,698,719 62,544 3.70% Purchase accounting impact (50,768) 8,460 0.49% Contractual Net Interest Margin (1) 3.21% September 30, 2015 Reported 6,442,167 69,167 3.82% Purchase accounting impact (55,281) 10,381 0.63% Contractual Net Interest Margin (1) 3.19% June 30, 2015 Reported 6,221,394 67,696 3.94% Purchase accounting impact (63,174) 10,711 0.69% Contractual Net Interest Margin (1) 3.25% March 31, 2015 Reported 6,168,668 66,572 3.96% Purchase accounting impact (73,831) 10,790 0.70% Contractual Net Interest Margin (1) 3.26% (1) Excludes purchase accounting adjustments